UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                 OCTOBER 3, 2005
                                (Date of Report)


                      GRIDLINE COMMUNICATIONS HOLDINGS INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                      000-30383                54-1964054
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)

                        14090 SOUTHWEST FRWY., SUITE 300
                               SUGARLAND, TX 77478
                    (Address of principal executive offices)


                                 (281) 340-8518
              (Registrant's telephone number, including area code)



                          NORTH SHORE CAPITAL IV, INC.
                              2208 PERSHING AVENUE
                           SHEBOYGAN, WISCONSIN 53083
         (Former name or former address, if changed since last report.)

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This Report on Form 8-K being filed by Gridline  Communications Holdings Inc., a
Delaware corporation (the "Registrant") relates to the Registrant's change of independent public accountants.

ITEM 4.01. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)      Termination of previous independent public accountants:

         (1) On September 27, 2005, the Registrant's Board of Directors dismissed and terminated the engagement of R.E. Bassie & Co. as its auditor.

         (2) Upon the removal of Dennis W. Bersch as the Registrant's auditor due to Mr. Bersch's failure to register with the Public Company Accounting Oversight Board (PCAOB), as required by Section 102 of the Sarbanes-Oxley Act of 2002, R.E. Bassie & Co. was appointed to re-submit audit reports on the Registrant's financial statements for the years ended December 31, 2003 and December 31, 2004 and for the quarters ended March 31, 2004, June 30, 2004, and September 30, 2004. In addition to re-submitting the annual and quarterly reports, R.E. Bassie & Co. submitted audit reports for the quarters ended March 31, 2005 and June 30, 2005. The submitted audit reports did not contain any adverse opinions, disclaimers of opinions or other modifications or qualifications. R.E. Bassie & Co. did not, during the applicable periods, advise the Registrant of any of the enumerated items described in Item 304(a)(1) of Regulation S-K.

         (3) The decision to change accountants was recommended and approved by the Board of Directors of the Registrant.

         (4) During the relevant periods in which R.E. Bassie & Co. served as the Registrant's auditors, there were no disagreements between R.E. Bassie & Co. and the Registrant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of R.E. Bassie & Co., would have caused R.E. Bassie & Co. to make reference thereto in, or in connection with, his reports on financial statements for the years or such interim period.

         (5) R.E. Bassie & Co. has been furnished a copy of this Form 8-K by the Registrant for its review. Upon receipt, the Registrant will file R.E. Bassie & Co.'s responsive letter as an exhibit to a subsequent filing.

(b)      Appointment of Independent Auditors

         (1) On September 27, 2005 the Registrant's Board of Directors ratified the engagement of Malone & Bailey, PC, as its auditors. The decision to retain this accountant was approved by the Board of Directors of Registrant. The Registrant authorized R.E. Bassie & Co. to fully respond to any and all inquiries of Malone & Bailey, PC, concerning the finances and previously performed audits of Registrant.

         (2) During the two most recent fiscal years prior to the date of engagement, and the subsequent interim period prior to engaging Malone & Bailey, PC, neither the Registrant (nor someone on the Registrant's behalf) consulted the newly engaged accountant regarding any matter.

         (3) The Registrant allowed Malone & Bailey, PC to review this Form 8-K before it was filed with the Commission. Malone & Bailey, PC has not furnished the Registrant with a clarification or disagreement with the information set forth herein.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 3, 2005


                                            GRIDLINE COMMUNICATION
                                            HOLDINGS INC.

                                            /s/ Blaize N. Kaduru
                                            ------------------------------------
                                            Name: Blaize N. Kaduru
                                            Title: Chief Executive Officer